Exhibit (10)(o)(i)

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 20, 2007 to the Credit Agreement referenced below is by and among (i) Potlatch Corporation (formerly known as Potlatch Holdings, Inc.), a Delaware corporation (“Holdings”), (ii) Potlatch Forest Holdings, Inc. (formerly known as Potlatch Operating Company and successor by way of merger to Potlatch Corporation (the “Existing Potlatch” under the Credit Agreement referred to below)), a Delaware corporation (“Potlatch Opco”), a wholly owned qualified REIT subsidiary of Holdings, (iii) Potlatch Forest Products Corporation, a Delaware corporation (“TRS”), a wholly owned taxable REIT subsidiary of Potlatch Opco (collectively, the “Borrowers”), (iv) the Guarantors from time to time party hereto, (v) the Lenders from time to time party hereto, and (vi) BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

W I T N E S S E T H

WHEREAS, a $175 million revolving credit facility has been established in favor of the Borrowers pursuant to the terms of that Credit Agreement dated as of December 22, 2005 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrowers, the Guarantors, the Lenders identified therein (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, effective as of December 31, 2006, Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “Consolidated Net Worth” in its entirety to read as follows:

“Consolidated Net Worth” means, as of any date, stockholders’ equity or net worth of the Consolidated Parties on a consolidated basis, as of such date, as determined in accordance with GAAP; provided, however, that for the purpose of calculating Consolidated Net Worth with respect to Section 6.10(b) and the calculation of the Funded Indebtedness to Capitalization Ratio (including in connection with determining the Applicable Rate), such calculation shall be adjusted to exclude that portion of “Accumulated other comprehensive income or loss” as shown on the Borrowers’ consolidated balance sheet related to an underfunding or overfunding of postretirement) benefit plans (i.e., there will be added back to Consolidated Net Worth any such amount that is shown as a negative number and that relates to an underfunding of such benefit plans and there will be subtracted from Consolidated Net Worth any such amount that is shown as a positive number and that relates to an overfunding of such benefit plans); provided further, however, that the aggregate amount of all such amounts added back to Consolidated Net Worth pursuant to this proviso after the 2005 fiscal year (i.e., for fiscal year 2006 and beyond) shall not exceed $200,000,000.

3. Conditions Precedent. This Amendment shall become effective as of December 31, 2006 upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors and the Lenders.

4. Representations and Warranties. Each of the Borrowers and the Guarantors hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of either the Borrowers or the Guarantors or any of their Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

5. No Other Changes; Ratification. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

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6. Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

7. Counterparts; Facsimile; Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or email (in PDF format) by any party hereto shall be effective as such party’s original executed counterpart.

8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

10. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	POTLATCH CORPORATION,
formerly known as Potlatch Holdings, Inc.
a Delaware corporation

	By:	/s/ Douglas D. Spedden
	Name:	Douglas D. Spedden
	Title:	Treasurer

POTLATCH FOREST HOLDINGS, INC., formerly known as Potlatch Operating Company and successor by way of merger to Potlatch Corporation (the “Existing Potlatch” under the Credit Agreement)
a Delaware corporation

	By:	/s/ Douglas D. Spedden
	Name:	Douglas D. Spedden
	Title:	Treasurer

POTLATCH FOREST PRODUCTS CORPORATION
a Delaware corporation

	By:	/s/ Douglas D. Spedden
	Name:	Douglas D. Spedden
	Title:	Treasurer

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT
AND LENDERS:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anthea Del Blanco
	Name:	Anthea Del Blanco
	Title:	Vice President

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Michael Colon
Name:	Michael Colon
Title:	Vice President

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Janice T. Thede
Name:	Janice T. Thede
Title:	Vice President

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, N.A.

By:	/s/ Deborah S. Watson
Name:	Deborah S. Watson
Title:	Senior Vice President

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL” NEW YORK BRANCH, as Lender

By:	/s/ Terese Rowe
Name:	Terese Rowe
Title:	Vice President

By:	/s/ Rebecca O. Morrow
Name:	Rebecca O. Morrow
Title:	Executive Director

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

NORTHWEST FARM CREDIT SERVICES, PCA

By:	/s/ Jim D. Allen
Name:	Jim D. Allen
Title:	Senior Vice President

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

CAPITAL FARM CREDIT

By:	/s/ Robert P. Abbott
Name:	Robert P. Abbott
Title:	President Corporate Lending

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

STERLING SAVINGS BANK

By:	/s/ Jill Scheuermann
Name:	Jill Scheuermann
Title:	Vice President

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Kevin Sullivan
Name:	Kevin Sullivan
Title:	Senior Vice President

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT